EQUITY FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

EQUITY FUNDS

SUPPLEMENT DATED MAY 24, 2011 TO

PROSPECTUS DATED JULY 31, 2010

The following is added to the “Fund Management” section on page 35 of the Prospectus:

Legal Proceedings

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding attempts to “clawback” the proceeds paid out in connection with a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds of the leveraged buy-out.

The value of the proceeds received by the Enhanced Large Cap Fund and the Large Cap Value Fund, are approximately $308,000 and $26,520,000, respectively. The Funds cannot predict the outcome of this proceeding. The complaint alleges no misconduct by the Funds or any member of the putative defendant class, and the Funds intend to vigorously defend any lawsuit. The Funds are currently assessing the case and have not yet determined the potential effect, if any, on their respective net asset values.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com

NORTHERN FUNDS PROSPECTUS